OFFICE LEASE
                                     BETWEEN
                          CHALREP LIMITED PARTNERSHIP,
                                    Landlord

                                       and

                                RADIO ONE, INC.,
                                     Tenant






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                               TABLE OF CONTENTS

                                                                           Page

1. Reference Data .......................................................   6

2. Demised Premises .....................................................   7

3. Term .................................................................   7

4. Base Rent ............................................................   8

5. Payment of Share of Real Estate Taxes and Operating Costs.............   8

6. Separate Metering for Electricity ....................................  11

7. Use of Demised Premises ..............................................  11

8. Assignment and Subletting. ...........................................  11

9. Maintenance ..........................................................  12

10. Alterations .........................................................  12

11. Signs; Furnishings ..................................................  13

12. Inspection ..........................................................  13

13. Insurance Rating ....................................................  13

14. Tenant's Equipment. .................................................  14

15. Indemnity ...........................................................  14

16. Services and Utilities ..............................................  14

17. Liability of Landlord ...............................................  15

18. Damage by Fire or Casualty ..........................................  16

19. Damage Caused by Tenant .............................................  17

20. Default of Tenant ...................................................  17

21. Waiver ..............................................................  18

22. Attornment ..........................................................  18

23. Condemnation ........................................................  19

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24. Rules and Regulations ...............................................  19

25. Covenants of Landlord ...............................................  20

26. No Partnership ......................................................  20

27. No Representations by Landlord ......................................  20

28. Brokers .............................................................  20

29. Notices .............................................................  20

30. Estoppel Certificates ...............................................  21

31. Holding Over ........................................................  21

32. Right of Landlord to Cure Tenant's Default...........................  21

33. Benefit and Burden ..................................................  22

34. [Intentionally Omitted.] ............................................  22

35. Landlord as an Individual or Partnership.............................  22

36. Ground Lease ........................................................  23

37. Additional Rights ...................................................  23

38. Financial Statements ................................................  24

39. Insolvency or Bankruptcy of Tenant ..................................  24

40. Mortgagee Protection ................................................  24

41. Waiver of Jury Trial ................................................  24

42. Gender and Number ...................................................  24

43. Entire Agreement ....................................................  24

44. Invalidity of Particular Provisions .................................  25

45. Joint and Several Liability .........................................  25


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               TABLE OF EXHIBITS AND RIDERS


Exhibit A      -    Floor Plan Showing Demised Premises

Exhibit B      -    Intentionally Omitted

Exhibit C      -    Rules and Regulations




Rider 1        -    Renewal Option









                                 - iii -






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                                  OFFICE LEASE

  THIS LEASE is made as of the _____ day of ____________, 1993, by CHALREP LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and the Tenant named in Section 1 (hereinafter referred to as "Tenant").

   1. Reference Data. Each reference in this Lease to any of the following subjects shall incorporate the data stated for that subject in this Section 1:


Landlord: CHALREP LIMITED PARTNERSHIP
          c/o WOL Radio
          400 H Street, N.E.
          Washington, D.C. 20002

Tenant:   RADIO ONE, INC., a District of Columbia corporation

Tenant's Address:  400 H Street, N.E.
                   Washington, D.C. 20002

Demised Premises:
                    The demised premises located on the third, fourth, fifth and sixth floors of the Building, as more fully described in
                    Section 2 of this Lease and shown in the floor plan attached as Exhibit A to this Lease, known as Suite Numbers 300, 40, 800 and 600.


Tenant's Use of the Demised Premises: General Office Use

Lease Commencement Date: November 1, 1993

Lease Expiration Date: October 31, 2003

Term: 10 years

Option to Renew Term: As set forth in Rider 1

Base Rent:

  Lease Years                   Annual Base Rent          Monthly Base Rent


  1-5                             $ 96,000.00               $ 8,000.00
  6-10                             120,000.00                10,000.00
  11-15*                           144,000.00                12,000.00
----------
* (if renewal option is exercised)






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Rent Commencement Date:  December 1, 1993

Tenants Expense Share Percentage: 34.78%

Commencement Date for Tenant's Paying Tenant's Expense Share Share: December 1, 1993

Gross Rentable Area of demised premises: 8,000 square feet (the "Gross Rentable Area")

Total Gross Rentable Area of the Building: 23,000 square feet

Security Deposit: None.

Brokers: None.


  2. Demised Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and upon the conditions hereafter provided, the demised premises described in Section 1, in the office building (hereinafter referred to as the "Building") situated at 100 St. Paul Street, Baltimore, Maryland. The demised premises are as indicated on Exhibit A attached hereto and made a part hereof. Tenant shall accept the demised premises on the Lease Commencement Date in their "as is" condition. Any Alterations which Tenant may thereafter wish to make in the demised premises shall be governed by Section 10 of this Lease. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions, or improvements in or to the demised premises.

3. Term.

  (a) The term of this Lease shall commence on the Lease Commencement Date and continue for the period indicated in Section 1. In the event the demised premises are occupied by Tenant prior to the Lease Commencement Date, such tenancy shall be deemed to be by the day and Tenant shall be responsible for payment of Base Rent, in advance, at a rate of one-thirtieth (1/30) of the monthly Base Rent, for each day of such occupancy prior to the Lease Commencement Date and for all additional rent which arises hereunder with respect to such period.

  (b) For purposes of this Lease, the term "Lease Year" shall mean any period of twelve (12) consecutive months during the term of the Lease commencing on the Lease Commencement Date or an anniversary thereof.

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4. Base Rent.

  (a) Beginning with the Rent Commencement Date, Tenant shall pay to Landlord monthly, in advance, without demand, as base rent (herein referred to as "Base Rent") for the demised premises the amount as defined in Section 1.

  (b) The first monthly payment of Base Rent shall be made on the Rent Commencement Date, and the second and each subsequent monthly payment shall be made on the first day of each and every calendar month thereafter during the term hereof commencing with the first day of the first month following the month within which the Rent Commencement Date occurs. Such payments shall be made to Landlord at the address shown in Section 1 or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. Such payments shall be made when due without demand, notice, or invoice and without deduction, set-off, or counterclaim; provided, however, that any payment made by check shall be deemed received subject to collection. If Landlord shall at any time or times accept said Base Rent or additional rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasion, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder. Base Rent and all additional rent shall be made payable to Landlord, or such other person, firm, or corporation as the Landlord may designate in writing. If the Rent Commencement Date of this Lease begins on a date other than on the first day of a calendar month, Base Rent which arises hereunder from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30) of monthly Base Rent for each day, payable in advance, and Tenant shall also pay Landlord all additional rent which arises hereunder with respect to such period.

5. Payment of Share of Real Estate Taxes and Operating Costs.

  (a) Tenant shall, commencing with the calendar year in which the Rent Commencement Date occurs, for each calendar year (the "Adjustment Year") any portion of which occurs during the term hereof, pay to Landlord, as additional rent, an amount (herein referred to as "Tenant's Expense Share") equal to the percentage specified in Section 1 (being the approximate proportion which the Gross Rentable Area of the demised premised bears to the total gross rentable area of the Building) of the total of Real Estate Taxes (as hereinafter defined) and Operating Costs (as hereinafter defined) for the Adjustment Year.

  (b) "Real Estate Taxes" are hereby defined as the total of all taxes and assessments (including payments "in lieu of" taxes), general and special, ordinary and extraordinary, foreseen or unforeseen, assessed, levied, or imposed upon the Building and

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the land known as Lots 7 and 8 Ward 4 Section 1 Block 623 (the  "Land")  for any
Adjustment Year without regard to whether the same are actually paid or payable during such year. Real Estate Taxes shall also include legal costs and other costs and expenses incurred in appeal of the tax assessment upon which such Real Estate Taxes are based, whether or not such appeal is successful. Such costs shall be included in Real Estate Taxes for the fiscal year for which appeal is made without regard to the date such costs are actually incurred. If Real Estate Taxes are not assessed, levied, or imposed on the basis of an Adjustment Year, the Real Estate Taxes assessed, levied, or imposed for any Adjustment Year shall be determined by adding the portions of Real Estate Taxes assessed, levied, or imposed within a given Adjustment Year.

  (c) "Operating Costs" shall mean costs, actual and accrued, incurred in connection with the management, operation, maintenance, repair, preservation, and protection of the Building, the Land, and adjacent areas, including, without limitation, (i) cost of air conditioning, ventilating, heating, mechanical, security, protection, and elevator systems, and all other utilities (excluding electricity); (ii) cost of water, supplies, equipment, and maintenance, security, and service contracts; (iii) cost of repairs, general maintenance, and cleaning; (iv) cost of fire, extended coverage, boiler, sprinklers, public liability, property damage, rent, umbrella coverage, and other insurance; (v) wages, salaries, accident insurance, and retirement, medical, and other employee benefits and other labor costs; (vi) fees, charges, and other costs including management fees, consultant fees, legal fees, and accounting fees of all independent contractors engaged by Landlord or reasonably charged by Landlord to perform services in connection with the operation of the Building; (vii) cost of maintaining common areas, public areas, lobbies, parking areas, and similar areas adjacent to the Building; (viii) amortized costs of improvements to the Building or the Land which are required by governmental law or regulations; and
(ix) such other items as are customarily included in the cost of managing, operating, and maintaining the Building, the Land, and adjacent areas in accordance with accepted accounting or management principles or practice.

  (d) At any time or times prior to or during an Adjustment Year, Landlord may submit to Tenant a statement of Landlord's estimate of Tenant's expense Share for such Adjustment Year. If such estimate is submitted prior to an Adjustment Year, Tenant shall pay to Landlord one-twelfth (l/12) of the amount so estimated on the first day of each month in advance, commencing on January 1 of the Adjustment Year. In case such estimate is submitted during an Adjustment Year, Tenant shall, within fifteen (15) days after the delivery of such statement, (i) make a lump sum payment to Landlord equal to one-twelfth (1/12) of Tenant's

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Expense  Share for such  Adjustment  Year  multiplied by the number of months in such Adjustment Year that will have elapsed prior to the first monthly payment required by clause (ii) hereof, and (ii) begin paying to Landlord, as additional monthly rent, due and payable on the first day of each month, an amount equal to one-twelfth (1/12) of Tenant's Expense Share. After the expiration of each Adjustment Year and the preparation of the annual statement of Real Estate Taxes and Operating Costs for such Adjustment Year, Landlord shall submit to Tenant a statement showing the determination of Tenant's Expense Share. If such statement shows that the total of Tenant's monthly payments for such Adjustment Year pursuant to this Section 5 exceed Tenant's Expense Share for such Adjustment Year, then Tenant may deduct such overpayment from its next payment or payments of Base Rent. If such statement shows that Tenant's Expense Share for such Adjustment Year exceeded the aggregate of Tenant's monthly payments for such Adjustment Year pursuant to this Section 5, then Tenant shall, within thirty
(30) days after receiving the statement, pay such deficiency to Landlord. In the event that the number of days of the term which occur within the last Adjustment Year is less than 365, then the amount payable by Tenant pursuant to this
Section 5 for such Adjustment Year shall be determined by multiplying the amount of Tenant's Expense Share for the full period of such Adjustment Year by a fraction with the number of days of the term occurring during such Adjustment Year as the numerator and with 365 as the denominator. For calendar year 1993, the amount payable by Tenant pursuant to this Section 5 shall be determined by multiplying the amount Tenant's Expense Share for the full 12 months of 1993 by 1/12 (representing the portion of calendar year 1993 occurring on and after the Rent Commencement Date).

  (e) Notwithstanding the provision of Section 5(c) to the contrary, in the event Landlord, at any time or times, makes a capital investment in energy-saving equipment and thereby reduces the consumption of electricity in the Building while maintaining the level of services required to be provided in
Section 16 hereof, the cost of such energy-saving equipment shall be amortized over the useful life thereof and such annual amortization (as well as all payments of interest thereon) shall be included in Operating Costs.

  (f) If during all or part of any Adjustment Year, Landlord shall not furnish any particular item of work or service (that would be included in Operating Costs) to one hundred percent (100%) of the gross rentable area of the Building because less than all of the Building is occupied or any tenant is itself obtaining and providing such item of work or service, then an adjustment shall be made in the Operating Costs for such Adjustment Year so that the Operating Costs for such Adjustment Year shall be increased for such Adjustment Year to the amount that Landlord determines would have been reasonably incurred had

Landlord provided such item of work or service to one hundred percent (100%) of the gross rentable area of the Building for the entire Adjustment Year.

   6. Separate Metering for Electricity. Landlord shall furnish a separate meter or submeter for measuring electricity consumption in the demised premises, and, throughout the term of this Lease, Tenant shall pay directly to the electric utility all amounts payable to the utility, as measured by the meter.

   7. Use of Demised Premises. Tenant will use and occupy the demised premises solely for general office purposes and in accordance with the use permitted under applicable zoning regulations. Without the prior written consent of Landlord, the demised premises will not be used for any other purposes. Tenant will not use or occupy the demised premises for any unlawful purpose, and will comply with, and make any alteration to the demised premises as may be necessary to effect compliance with, all present and future laws applicable to the jurisdiction in which the Building is located.

   8. Assignment and Subletting.

   (a) Tenant will not assign, transfer, mortgage, or encumber this Lease or sublet or rent (or permit occupancy or use of) the demised premises, or any part thereof, without obtaining the prior written consent of Landlord (which Landlord shall not unreasonably withhold, delay or condition), nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold, delay or condition). Without limitation of the foregoing, Landlord shall have the right, in its absolute discretion, to withhold its consent to any assignment, transfer, or sublet to, or to any other transaction with, any governmental authority or agency, to any tenant having sovereign or diplomatic immunity, to any medical, dental, or clinical practice, or to any school or user for classroom purposes. Landlord may require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee prior to granting its consent. In the event of any assignment hereunder, Tenant shall pay to Landlord a fee to cover accounting costs, plus any legal fees incurred by Landlord as a result of the assignment. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant, or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

   (b) If Landlord consents to an assignment of the Lease or to a sublease of all or any portion of the demised premises, Tenant shall pay to Landlord, upon receipt thereof from the assignee or subtenant, as the case may be, fifty percent (50%) of any "Profit" (as hereinafter defined) collected by Tenant from the assignee or subtenant, as the case may be. "Profit" means the excess of (i) all sums payable by the assignee or subtenant as rent or other consideration for the assignment or sublease over (ii) all sums payable to Landlord as Base Rent and additional rent hereunder plus costs reasonably incurred by Tenant in assigning or subleasing the space, including, without limitation, advertising costs, brokerage commissions, and legal fees and expenses.

   9. Maintenance. Tenant will keep the demised premises and fixtures and equipment therein in clean, safe, and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement Date, ordinary wear and tear and damage by the elements excepted.

   10. Alterations. Tenant will not make or permit anyone to make any alterations, decorations, additions, or improvements, structural or otherwise, in or to the demised premises or the Building ("Alterations") without the prior written consent of Landlord; provided, however, that Landlord's consent shall not be required for non-structural Alterations which cost less than $25,000 to perform. All Alterations permitted by Landlord must conform to all rules, regulations, and requirements of the federal, state, and municipal governments, and conform harmoniously with the Building's design and interior decoration. Tenant shall and does hereby indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, or damages to person or property which may or might arise by reason of the making of any Alterations. If any Alteration is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work. All Alterations made by either party shall, at Landlord's election, immediately become the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term hereof without disturbance, molestation, or injury. Should Landlord elect that any Alterations installed by Tenant be removed upon the expiration or termination of this Lease, Tenant shall remove the same at Tenant's sole cost and expense and if Tenant fails to remove the same, Landlord may

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remove the same at Tenant's expense and Tenant shall reimburse  Landlord for the cost of such removal together with any and all damages which Landlord may sustain by reason of such default by Tenant.

   11. Signs: Furnishings. No sign, advertisement, or notice shall be inscribed, painted, affixed, or displayed by Tenant on any part of the outside or the inside of the Building, and if any such sign, advertisement, or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord. At Tenant's sole cost and expense, nameplates identifying Tenant shall be posted on the Building directory and on the doors of the offices, in such places, number, size, color, and style as are approved by Landlord. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the demised premises or the Building caused by moving the property of Tenant into, in, or out of the demised premises, or due to the same being on the demised premises, shall be repaired by, and at the sole cost of, Tenant. All moving of furniture, equipment, and other material within the public area shall be at such times and conducted in such manner as Landlord may reasonably require in the interest of all tenants within the Building.

   12. Inspection. Tenant will permit Landlord, or its representative, to enter the demised premises at any time and from time to time, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect, and protect the same, and to make such alterations and/or repairs as in the judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, lenders, or purchasers.

   13. Insurance Rating.

   (a) Tenant will not conduct or permit to be conducted any activity, or place any equipment in or about the demised premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building.

   (b) Tenant shall carry comprehensive general liability insurance in a company or companies licensed to do business in the State of Maryland and approved by Landlord. Tenant shall carry property damage insurance for all of its equipment, other personal property and trade fixtures, located or installed in the demised premises. Landlord shall carry property insurance on all other Alterations in the demised premises and on the Building, in such amounts as its first Mortgagee may require (or, if there is no first Mortgage, in commercially reasonable amounts). All of

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the  insurance  required  under  this  Subsection  shall be in  minimum  amounts approved by Landlord from time to time (but, with respect to liability insurance, in limits of not less than $1,000,000 combined single limit annual aggregate for bodily injury, death and property damage), and shall name Landlord, Landlord's managing agent and any Mortgagee, as hereinafter defined, as additional insureds, as their interests may appear. Landlord and Tenant agree that in the event the demised premises or the contents thereof are damaged or destroyed by fire or other casualty, the rights, if any, of either party against the other with respect to such damage or destruction are waived, and that all policies of fire and/or extended coverage or other insurance covering the demised premises or the contents thereof shall contain a waiver of subrogation clause or endorsement in form acceptable to Landlord. Landlord and Tenant further agree to provide endorsements for said insurance policies agreeing to the waiver of subrogation as required. If required by Landlord, receipts evidencing payment for said insurance shall be delivered to Landlord at least annually by Tenant and each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of thirty (30) days after notice of such proposed cancellation to Landlord.

   14. Tenant's Equipment. Tenant will not install or operate in the demised premises any electrically operated equipment or other machinery, other than desk-top computers, electric typewriters, adding machines, radios, televisions, telex machines, clocks, and table top copying machines, without first obtaining the prior written consent of Landlord. Tenant shall not install any other equipment of any kind or nature whatsoever (including, without limitation, electric space heaters and supplementary air-conditioning units) which will or may necessitate any changes, replacements, or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system, or electrical system of the demised premises or the Building without first obtaining the prior written consent of Landlord.

   15. Indemnity. Tenant shall, and does hereby, indemnify and hold harmless Landlord from and against any loss, damage, liability, cost, or expense occasioned by or in any way related to or connected with the use and occupancy of the demised premises by Tenant, its agents, employees, invitees, or persons permitted in the demised premises by Tenant.

   16. Services and Utilities. It is agreed that Landlord will furnish air conditioning and heating to the demised premises between the hours of 8:00 a.m. and 7:00 p.m., Monday through Friday (except Holidays, as hereinafter defined), and 9:00 a.m. and 3:00 p.m. on Saturdays (except Holidays) during the appropriate seasons of the year. Landlord's provision of air conditioning and heating shall be based upon standard electrical

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energy  requirements  of not more than an  average  of five (5) watts per square foot of the demised premises and a human occupancy of not more than one person for each one hundred twenty (120) square feet of the demised premises. Landlord shall have the right to operate the heating, ventilating, and air-conditioning ("HVAC") system in the most energy-efficient manner possible, consistent with maintenance of temperatures within legally mandated limits or within the limits established in the building design. Landlord may install a computerized energy-management system that operates the HVAC system in on-off cycles to control electrical demand and energy consumption. Extra hours of heating, ventilating, and air conditioning will be provided to Tenant upon Tenant's request, and at Landlord's option, upon at least twenty-four (24) hours advance notice to Landlord. Tenant will be charged Landlord's cost therefor based upon Landlord's estimate of additional utility consumption and employee overtime and any other cost whatsoever associated with such extra service. It is further agreed that Landlord will provide such reasonably adequate electricity, water, lavatory supplies for public restrooms, exterior window cleaning service, and, Monday through Friday only (except Holidays), char and janitorial service as is normal and customary in comparable office buildings in the Baltimore, Maryland Metropolitan area in office areas finished in building standard materials. Landlord will also provide elevator service by means of automatically-operated elevators on all regular elevators between the hours of 8:00 a.m. and 7:00 p.m., Monday through Friday (except Holidays), and 9:00 a.m. and 3:00 p.m., on Saturdays (except Holidays); provided, however, that Landlord shall have the right to remove elevators from service as the same shall be required for moving freight or for servicing or maintaining the elevators and/or the Building; provided, further, that Landlord shall maintain at least one (1) elevator in service on a twenty-four (24) hour basis at all times. It is understood and agreed that Landlord shall not be liable for failure to furnish, or for delay or suspension in furnishing, any of the services required to be performed by Landlord caused by breakdown, maintenance, repairs, strikes, scarcity of labor and/or materials, acts of God, or from any other cause. If the Building equipment should cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. Building Holidays shall be New Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day, and any other federally designated holidays which Landlord may choose to acknowledge.

   17. Liability of Landlord. Except for damages arising from Landlord's negligence, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members, guests, or trespassers for any damage, compensation, or claim arising from (i) the necessity of repairing any portion of the Building, (ii) any interruption in the use of the demised premises, (iii) any accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators, or heating, cooling, electrical, or plumbing equipment or apparatus, (iv) the termination of this Lease by reason of the destruction of the demised premises, (v) any fire, robbery, theft, criminal act, and/or any other casualty, (vi) any leakage in any part of the demised premises or the Building, or from water, rain, or snow that may leak into, or flow from, any part of the demised premises or the Building, or from drains, pipes, or plumbing work in the Building, or (vii) any other cause whatsoever. Except as and to the extent set forth in Section 18 hereof, Tenant shall not be entitled to any abatement or diminution of ease Rent or additional rent as a result of any of the foregoing occurrences, nor shall the same release Tenant from its obligation hereunder or constitute an eviction. Any goods, property, or personal effects stored or placed by Tenant in or about the demised premises or Building shall be at the sole risk of Tenant. Notwithstanding the foregoing, Landlord shall not be liable to Tenant for any loss or damage to personal property, or injury to person, whether or not the result of Landlord's negligence, to the extent that Tenant is compensated therefor by Tenant's insurance. The employees of Landlord are prohibited from receiving any packages or other articles delivered to the Building for Tenant, and if any such employee receives any such package or articles, such employee shall be the agent of Tenant and not of Landlord. Landlord shall not be obligated to provide or maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, the cost thereof shall be included in Operating Costa as defined in
Section 5(c) hereof. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees, or others due to the failure, action, or inaction of such patrol or system.

   18. Damage by Fire or Casualty. In the event of damage to or destruction of the demised premises by fire or any other casualty, if the demised premises are not made untenantable this Lease shall not be terminated, but the demised premises shall, subject to the provisions of this Section, be promptly and fully repaired and restored as the case may be by Landlord at its own cost and expense. Due allowance, however, shall be given for reasonable time required for adjustment and settlement of insurance claims, and for such other delays beyond Landlord's control. If during the term of this Lease the demised premises shall be so damaged by fire or other casualty as to be untenantable, and if Landlord reasonably determines that the demised premises cannot be repaired within two hundred seventy (270) days after the date of the fire or other casualty, Landlord shall so certify to Tenant and either party hereto, upon written notice to the other party given within thirty (30) days after the date of Landlord's certification, may terminate this Lease, in which case the rent shall be apportioned and paid to the date of said fire or other casualty. In the event the Landlord elects to repair and/or restore the damaged demised premises, said repairs and restoration shall be pursued diligently by the Landlord. No compensation, claim, or diminution of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the demised premises or any portion of the Building, however the necessity may occur.

   19. Damage Caused by Tenant. All injury or damage to the demised premises or the Building caused by Tenant or its agents, employees, and invitees shall be repaired by Tenant at Tenant's sole expense.

   20. Default of Tenant. If Tenant shall (a) fail to pay when due in the manner provided in Section 4(b) hereof any monthly installment of Base Rent or any other charge or payment required of Tenant hereunder (any such charge or payment being conclusively deemed to be additional rent payable hereunder), and such default continues for ten (10) days after Landlord gives Tenant a written notice specifying the failure, or (b) violate or fail to perform any of the other conditions, covenants, or agreements herein made by Tenant, and such violation or failure shall continue for a period of thirty (30) days after written notice thereof to Tenant by Landlord, plus such additional period of time as may be reasonably necessary to cure such violation or failure, provided Tenant commences the cure within the 30-day period and prosecutes the same to completion with due diligence, or (c) vacate or abandon the demised premises, then in any of said events this Lease shall, at the option of Landlord, cease and terminate and shall operate as a notice to quit (any notice to quit or of Landlord's intention to re-enter being hereby expressly waived) and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the State of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, the obligations herein contained on the part of Landlord to be performed shall cease without prejudice; provided, however, that Landlord shall retain the right to recover from Tenant all rental and other charges accrued up to the time of such termination, or recovery of possession by Landlord, whichever is later. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the demised premises before the expiration or termination of the term of this Lease, the demised premises may be relet by Landlord, for such rent and upon such terms as Landlord is able to obtain, and, if the full rental hereinabove provided shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent and all other charges due hereunder, reasonable attorneys' fees, other collection costs, and all expenses (including leasing fees) of placing the demised premises in first-class rentable condition. Landlord shall have no duty to mitigate damages. Any damage or loss sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. The provisions contained in this Section shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease.
Without limitation of the foregoing, in the event that Tenant shall be in default under this Lease, Tenant shall be liable to Landlord for all court costs, if any, and for Landlord's reasonable costs and expenses, including attorneys' fees and expenses, which in any way are connected with Tenant's default. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

   21. Waiver. If under the provisions hereof Landlord shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition, or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or nor any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or other charges herein stipulated shall be deemed to be other than on account of the earliest stipulated Base Rent and other charges, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Base Rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Base Rent or other charge or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

   22. Attornment. This Lease is subject and subordinate to the lien of all and any first Mortgages ("Mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments, and "Mortgagee" shall include the holder or holders (or, with respect to deeds of trust, the beneficiary or beneficiaries) of any such Mortgage or Mortgages) which may now or hereafter encumber or otherwise affect the real estate
(including the Building) of which the demised premises form a part, or Landlord's interest therein, and to all and any renewals, extensions, modifications, recastings, or refinancings thereof; provided, however, that this Lease shall not be subject or subordinate to the lien of any future first Mortgage unless the Tenant first receives a nondisturbance agreement from the Mortgagee in form satisfactory to Tenant. In confirmation of such subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificates or other documents. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificates for or on behalf of Tenant. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any Mortgage, Tenant shall attorn to the purchaser at such foreclosure sale if requested to do so by such purchaser, and to recognize such purchaser as the Landlord under this Lease, and Tenant waives the provision of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Notwithstanding the foregoing, Tenant agrees that the holder of any first Mortgage shall have the right to make this Lease superior to the lien of such first Mortgage, by the filing of subordination statements or otherwise, and Tenant hereby consents to any such filing.

   23. Condemnation. If all or substantially all of the demised premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority. If less than substantially all of the demised premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rent and other charges due hereunder shall be equitably adjusted as of the date when the title vests in such governmental authority. Tenant shall have no claim against Landlord (or otherwise) for any portion of the amount that may be awarded as damages as a result of any governmental taking or condemnation (or sale under threat of such taking or condemnation) or for the value of any unexpired term of the Lease; provided, however, that Tenant may assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expense compensable by statute, and receive such award therefor as may be allowed in the condemnation proceedings, if such award shall be made in addition to and stated separately from the award made for the land and the Building or the part thereof so taken.

   24. Rules and Regulations. Tenant and its agents and employees shall abide by and observe the rules and regulations attached hereto as Exhibit C, and such other rules or regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building.

   25. Covenants of Landlord. Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay the rental and perform all of the covenants, terms, and conditions of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably, and quietly occupy and enjoy the full possession of the demised premises without molestation or hindrance by Landlord or any party claiming through or under Landlord. In the event of any sale or transfer by the then Landlord hereunder of the Building, the Landlord whose interest is thus sold or transferred shall be and hereby is completely released and forever discharged from and in respect of all covenants, obligations, and liability as Landlord hereunder accruing after the date of such sale or transfer.

   26. No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant or to create any other relationship between the parties hereto other than that of landlord and tenant.

   27. No Representations by Landlord. Neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the demised premises or the Building except as herein expressly set forth, and no rights, privileges, easements, or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the demised premises, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the demised premises and the Building are in good and satisfactory condition at the time of such taking of possession.

   28. Brokers. Each party hereto represents and warrants to the other that it has employed no brokers, finders, or consultants in respect of this Lease, other than the Broker or Brokers identified in Section 1 hereof, and each such party shall indemnify and hold harmless the other party hereto from loss, liability or expense, including reasonable attorneys' fees, arising by reason of a breach of such representation and warranty. Landlord shall pay to the Brokers any commission or compensation payable to such Brokers pursuant to a separate written agreement executed by Landlord and the Brokers.

   29. Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person, or by certified or registered mail, return receipt requested, first-class, postage prepaid, addressed to the parties hereto at their respective addresses set forth in
Section 1,
unless notice of a change of address is given  pursuant to the provision of this
Section 29.

   30. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five (5) days' prior written notice by Landlord, to execute, acknowledge, and deliver to Landlord a statement in writing certifying to such information relating to Tenant and this Lease as Landlord may request. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any Mortgagee or prospective Mortgagee of the Building or of Landlords interest, or any prospective assignee of any such Mortgage.

   31. Holding Over. In the event that Tenant shall not immediately surrender the demised premises on the date of expiration of the term hereof, and Tenant shall hold over with the consent of Landlord, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at 150% of the monthly rental in effect during the last month of the term of this Lease (including any increases in such monthly rental pursuant to the provisions hereof), which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Tenant, as a monthly tenant, shall be subject to all of the conditions and covenants of this Lease, including any additional rent provisions hereof, and Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the demised premises, and Tenant shall be entitled to thirty (30) days' written notice to quit. Notwithstanding the foregoing provisions of this Section 31, in the event that Tenant shall hold over after the expiration of the term hereby created, and if Landlord shall desire to regain possession of the demised premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the demised premises without process, or by any legal process in force at such time in the State of Maryland. Furthermore, in the event Tenant continues to occupy the demised premises after the date of expiration of the term of this Lease or any extension period, Tenant hereby agrees to pay to Landlord, upon demand by Landlord, for each month or part of a month Tenant occupies the demised premises after the date of expiration of the term of this Lease or any extension period thereof, an amount determined by multiplying the amount equal to the monthly rental in effect during the last month of the term of this Lease (including any increases in such monthly rental pursuant to the provisions hereof) by one and one-half (1 1/2).

   32. Right of Landlord to Cure Tenant's Default. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act on behalf of Tenant, and the amount of the expense thereof, if made or done by Landlord, with interest thereon at a rate equal to the lower of (i) the prime rate of interest designated by Maryland National Bank, or any successor bank thereto, as announced from time to time, plus two percent (2%) per annum, or (ii) the maximum rate permitted by applicable law from the date any such payment is paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent hereunder, due and payable with the next monthly installment of Base Rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. If Tenant fails to pay in the manner provided in Section 4(b) hereof any installment of rent or additional rent on or before the date the same becomes due and payable, such unpaid installment shall bear interest at a rate equal to the lower of (i) the prime rate of interest designated by Manufacturer's Hanover Trust Company, or any successor bank thereto, as announced from time to time, plus five percent (5%) per annum or (ii) the maximum rate permitted by applicable law from the date such installment became due and payable to the date of payment thereof by Tenant. In addition, if Tenant fails to pay any installment of rent or additional rent within five (5) days after the same becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment. Any such interest and/or late charge shall constitute additional rent hereunder, due and payable with the next monthly installment of Base Rent. A failure by Landlord to bill Tenant for either of such charges at the time of their accrual shall not be deemed a waiver by Landlord of its right to accumulate such charges or to collect from Tenant for such accrued charges on a periodic basis. Tenant shall perform all obligations on its part to be performed hereunder promptly and in a timely fashion and shall promptly pay all bills sent by Landlord.

   33. Benefit and Burden. Subject to the provisions of Section 8 hereof, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

   34. [Intentionally Omitted.]

   35. Landlord as an Individual or Partnership. If Landlord or any successor in interest to Landlord shall be an individual, joint venture, firm, corporation, limited liability company, or partnership, general or limited, there shall be no personal liability on such individual, the shareholders or directors of the corporation, the members of the limited liability company, or the partners of such firm, partnership, or joint venture with respect to any of the provisions of this Lease, any obligation arising therefrom or in connection therewith. In such event, Tenant shall look solely to the equity of the then owner in the demised premises and the Building for the satisfaction of any remedies of Tenant in the event of a breach by the Landlord of any of its obligations hereunder.

   36. Ground Lease. In the event that at any time the Land upon which the Building is constructed is leased by Landlord pursuant to a lease (hereinafter referred to as the "Ground Lease") from the owner of such Land, as lessor, to Landlord, as lessee, then no termination of the Ground Lease nor the institution of any suit, action, or proceeding by the lessor under the Ground Lease seeking to terminate the Ground Lease shall result in a cancellation or termination of this Lease or Tenant's obligations hereunder. Tenant covenants and agrees that if by reason of a default under the Ground Lease, the Ground Lease and the leasehold estate in the demised premises are terminated, the Tenant will attorn to the then holder of the reversionary interest in the demised premises or to anyone who shall succeed to the interest of Landlord, or to the lessee of a new underlying lease entered into pursuant to the provisions of such underlying lease, and will recognize such holder, and/or such successor in interest to Landlord and/or such lessee, as Tenants Landlord under this Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the lessor under any such underlying lease any instrument which may be necessary or appropriate to evidence such attornment. Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the demised premises in the event any proceeding is brought by the lessor under any underlying lease to terminate the same, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding.

   37. Additional Rights. Landlord shall have the right to change, alter or renovate the Building, without liability to Tenant for damage or injury to property, person, or business, all claims for damage being hereby released by Tenant, and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoffs or abatement of rent. In performance of the renovation program, Landlord, its agents, contractors, etc., shall have the right to enter Tenant's demised premises to perform renovation work during and after building hours, upon at least one (1) day's notice. Tenant shall cooperate with Landlord in temporarily relocating furniture, fixtures, personal property, and personnel as required to complete the renovation work in the Building.

   38. Financial Statements. Tenant, upon its execution hereof, and thereafter upon written request by Landlord, will provide Landlord with a copy of its financial statements, and may provide copies of the statements to existing Mortgagees and potential lenders or purchasers.

   39. Insolvency or Bankruptcy of Tenant. In the event Tenant makes an assignment for the benefit of creditors, or a receiver of Tenant's assets is appointed, or Tenant files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant and the same is not discharged within sixty
(60) days, or Tenant is adjudicated as bankrupt, Landlord shall have the option of terminating this Lease by sending written notice to Tenant of such termination and, upon such written notice being given by Landlord to Tenant, the term of this Lease shall, at the option of Landlord, end, and Landlord shall be entitled to immediate possession of the demised premises and to recover damages from Tenant in accordance with the provisions of Section 20 hereof.

   40. Mortgagee Protection. Tenant agrees to give any Mortgagee(s), by certified or registered mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such Mortgagee(s). Tenant further agrees that if Landlord shall have failed to cure such default within a reasonable time, then the Mortgagee(s) shall have a reasonable time thereafter within which to cure such default (including such additional time as may be necessary for the Mortgagee to obtain possession of the Building and to be able to take action to cure such default).

   41. Waiver of Jury Trial. Landlord and Tenant hereby waive their right to a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use of or occupancy of the demised premises, and any claim or counterclaim of injury, damage or otherwise by Landlord and Tenant against or with respect to each other.

   42. Gender and Number. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places therein in which the context may require such substitution.

   43. Entire Agreement. This Lease, together with the Exhibits and any Addenda attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Lease, Riders, and Exhibits, shall be of any force or effect. This Lease may not be modified, changed, or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

   44. Invalidity of Particular Provisions. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

   45. Joint and Several Liability. All persons and entities comprising Tenant under this Lease shall be jointly and severally liable to Landlord for all of the obligations of Tenant under this Lease.

   IN WITNESS WHEREOF, Landlord and Tenant have each executed this Lease under seal as of the day and year hereinabove written

                                        LANDLORD

                                        CHALREP LIMITED PARTNERSHIP
WITNESS:

/s/ David London                        By: /s/ Alfred Liggins
---------------------------------          -------------------------------
Name: David  London                     Name:  Alfred Liggins
      ---------------------------            -----------------------------
Title:                                  Title: President of Chalrep, Inc.
       --------------------------              General Partner
                                              ----------------------------

                                        TENANT

                                        RADIO ONE, INC.
WITNESS/ATTEST
/s/ Catherine L. Hughes                 By: /s/ Alfred Liggins
----------------------------------          -----------------------------
Name:  Catherine L. Hughes              Name: Alfred Liggins
     -----------------------------            ---------------------------
Title:  Secretary                       Title: President
      ----------------------------             --------------------------

EXHIBIT A

                                   FLOOR PLAN

                                [IMAGE OMITTED]

                                   FLOOR PLAN

                                [IMAGE OMITTED]

                                   FLOOR PLAN

                                [IMAGE OMITTED]

                                    EXHIBIT B
                            [Intentionally Omitted.]

                                   EXHIBIT C

                              RULES AND REGULATIONS

1. No part or the whole of the sidewalks, plaza areas, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls of the Building or the Land shall be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the space demised to such tenant.

2. No awnings or other projections shall be attached to the outside walls or windows of the Building. No curtains, blinds, shades, or screens (other than those furnished by Landlord as part of Landlords work) shall be attached to or hung in, or used in connection with, any window or door of the space demised to any tenant, without the written consent of Landlord.

3. No sign, advertisement, object, notice, or other lettering shall be exhibited, inscribed, painted, or affixed on any part of the outside or inside of the space demised to any tenant or of the Building or the Land.

4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules, or other public parts of the Building.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances (including, without limitation, coffee grounds) shall be thrown therein.

6. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, or explosive fluid, material, chemical, or substance in or about the space demised to such tenant.

7. No tenant shall mark, paint, drill into, or in any way deface, any part of the Building or the space demised to such tenant. No bonding, cutting, or stringing of wires will be permitted.

8. No cooking shall be done or permitted in the Building by any tenant. No tenant shall cause or permit any unusual or objectionable odors to emanate from the space demised to such tenant.

9. Neither the whole nor any part of the space demised to any tenant shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods, or property.

10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set, or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors, windows, or skylights or down any passageways.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the space demised to any tenant, nor shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, return to Landlord all keys to offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any such keys, such tenant shall pay Landlord the reasonable cost of replacement keys.

12. All removals from the Building, or the carrying in or out of the Building or the space demised to any tenant of any safes, freight, furniture, or bulky matter of any description must take place during such hours and in such manner as Landlord or its agents may determine, from time to time. Landlord reserves the right to inspect all freight for violation of any of these rules and regulations or the provisions of such tenant's lease.

13. No tenant shall use or occupy or permit any portion of the space demised to such tenant to be used or occupied as an employment bureau or for the storage, manufacture, or sale of liquor, narcotics or drugs. No tenant shall engage or pay any employees in the Building, except those actually working for such tenant in the Building, nor advertise for laborers giving an address at the Building.

14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Landlord, such tenant shall refrain from or discontinue such advertising.

15. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including, without limitation, the right to exclude from the Building, between the hours of 6 P.M. and 8 A.M. on business days and at all hours on

     Saturdays, except between the hours of 8 A.M. to 1 P.M., Sundays and Holidays, all persons who do not present a pass to the Building signed by Landlord or other suitable identification satisfactory to Landlord.

16. Each tenant, before closing and leaving the space demised to such tenant at any time, shall see that all entrance doors are locked.

17. No space demised to any tenant shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

18. The requirements of tenants will be attended to only upon application at the office of Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant to perform, any work outside of their regular duties, unless under specific instructions from the office of Landlord.

19. Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate in seeking the prevention of such.

20. There shall not be used in the Building, either by any Tenant or by its agents or contractors, in the delivery or receipt of merchandise, freight, or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards, and such other safeguards as Landlord may require.

21. No animals of any kind shall be brought into or kept about the Building by any tenant.

22. No tenant shall place, or permit to be placed, on any part of the floor or floors of the space demised to such tenant a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law.

23. Landlord reserves the right to specify where in the space demised to any tenant business machines and mechanical equipment shall be placed or maintained, in order, in Landlord's judgment, to absorb and prevent vibration, noise, and annoyance to other tenants of the Building.

24. No vending machines shall be permitted to be placed or installed in any part of the Building by any tenant. Landlord reserves the right to place or install vending machines in any of the common areas of the Building.

25. Tenant shall not: do or permit anything to be done in or about the demised premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them; use or allow the demised premises to be used for any improper, immoral, or objectionable purpose; cause, maintain or permit any nuisance in, on, or about the demised premises or commit or allow to be committed any waste in, on, or about the demised premises. Tenant shall keep all doors leading from the demised premises to the rest of the Building closed at all times; provided, however, that such doors may be opened for ingress or egress at the time of such ingress or egress.

26. Landlord reserves the right, at any time and from time to time, to rescind, alter, or waive, in whole or in part, any of the Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interests or for the best interests of the tenants.

     The foregoing rules and regulations are hereby agreed to by Landlord and Tenant.

                                    RIDER 1

                                 OPTION TO RENEW

  A. Provided that Tenant (i) has not defaulted under the terms of this Lease and (ii) is in possession and occupancy of at least fifty percent (50%) of the demised premises, then Tenant shall have one (1) option to renew the term of this Lease for a period of five (5) consecutive years. Tenant's option to renew the term of this Lease shall be exercisable as hereinafter set forth.

  B. Tenant shall send Landlord written notice of Tenants desire to exercise the lease option not less than 180 days prior to the expiration of the current Lease term. The Base Rent for the renewal term (Lease Years 11-15) shall increase to the amount set forth in Section 1 of the Lease.

  C. All of the other terms and conditions of this Lease shall apply during the renewal term except that there shall be no additional option to renew under this Rider 1 or otherwise; and there shall be no interruption in the calculation of Tenant's Expense Share during the renewal term.

  D. In the event that Tenant does not fulfill any requirement of notice, or comply with the schedule requirements as set forth herein, this option to renew the term of this Lease shall become null and void.